Exhibit 99.1
HISTORICAL GAAP TO NON-GAAP RECONCILIATION APRIL 21, 2025

2 USE OF NON-GAAP MEASURES This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP income tax provision, Adjusted EBITDA, non-GAAP net income, and non-GAAP diluted earnings per share, and reflect adjustments for the impact of share-based compensation expense and certain items related to restructuring and severance charges and any associated adjustments. Reconciliations of these Non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this presentation. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results at the end of this presentation.

3 Summary: Historical GAAP & Non-GAAP Results (in thousands, except per share amounts) For the years ended December 31 2020 2021 2022 2023 2024 Revenue $474,560 $662,428 $919,998 $1,130,604 $1,017,865 Gross Margin 41.8% 43.2% 43.7% 43.5% 44.7% Operating Margin 12.2% 19.2% 23.1% 23.5% 20.7% Net Income $49,982 $98,650 $183,079 $246,263 $200,992 Diluted Earnings Per Share $1.46 $2.88 $5.46 $7.43 $6.15 Non-GAAP Results Non-GAAP Gross Margin 42.0% 43.4% 43.8% 43.6% 44.9% Non-GAAP Operating Margin 14.4% 21.0% 24.5% 25.2% 23.3% Adjusted EBITDA $78,368 $150,112 $237,310 $298,187 $252,991 Non-GAAP Net Income $58,999 $109,027 $194,641 $262,935 $223,768 Non-GAAP Diluted Earnings Per Share $1.73 $3.18 $5.80 $7.93 $6.84

Axcelis Technologies Inc.
Schedule Reconciling Selected Non-GAAP Financial Measures – **Fiscal Year 2020**
(in thousands, except per share amounts)

	Q1'20	Q2'20	Q3'20	Q4'20	FY 2020
Revenue	$ 118,991	$ 122,965	$ 110,405	$ 122,199	$ 474,560
Gross Profit	$ 45,549	$ 51,899	$ 48,161	$ 52,975	$ 198,584
Stock-based compensation	147	278	184	213	822
Non-GAAP Gross Profit	$ 45,696	$ 52,177	$ 48,345	$ 53,188	$ 199,406
Non-GAAP Gross Margin	38.4%	42.4%	43.8%	43.5%	42.0%
Operating Expense	$ 31,846	$ 35,518	$ 34,279	$ 38,900	$ 140,543
Stock-based compensation	(1,579)	(2,805)	(2,734)	(2,545)	(9,663)
Non-GAAP Operating Expense	$ 30,267	$ 32,713	$ 31,545	$ 36,355	$ 130,880
Operating Income	$ 13,703	$ 16,381	$ 13,882	$ 14,075	$ 58,041
Stock-based compensation	1,726	3,083	2,919	2,757	10,485
Non-GAAP Operating Income	$ 15,429	$ 19,464	$ 16,801	$ 16,832	$ 68,526
Non-GAAP Operating Margin	13.0%	15.8%	15.2%	13.8%	14.4%
Income tax provision	$ 1,041	$ 2,271	$ 2,807	$ (215)	$ 5,904
Tax impact of non-GAAP adjustments[1]	242	432	409	386	1,468
Non-GAAP Income tax provision	$ 1,283	$ 2,703	$ 3,216	$ 171	$ 7,372
Net Income	$ 11,221	$ 13,302	$ 10,785	$ 14,674	$ 49,982
Stock-based compensation	1,726	3,083	2,919	2,757	10,485
Tax impact of non-GAAP adjustments[1]	(242)	(432)	(409)	(386)	(1,468)
Non-GAAP Net Income	$ 12,705	$ 15,953	$ 13,295	$ 17,045	$ 58,999
Diluted earnings per share	$ 0.33	$ 0.39	$ 0.32	$ 0.43	$ 1.46
Stock-based compensation	0.05	0.09	0.09	0.08	0.31
Tax impact of non-GAAP adjustments[1]	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Non-GAAP diluted earnings per share	$ 0.37	$ 0.47	$ 0.39	$ 0.50	$ 1.73
Basic Share O/S	32,872	33,116	33,477	33,548	33,257
Diluted Shares O/S	34,057	33,958	34,174	34,318	34,128

Adjusted EBITDA Reconciliation	Q1'20	Q2'20	Q3'20	Q4'20	FY 2020
Net income	$ 11,221	$ 13,302	$ 10,785	$ 14,674	$ 49,982
Other (income)/expense	1,440	808	290	(383)	2,156
Income tax provision	1,041	2,271	2,807	(215)	5,904
Depreciation & amortization	2,340	2,440	2,494	2,568	9,842
Subtotal	$ 16,043	$ 18,821	$ 16,376	$ 16,644	$ 67,884
Stock-based compensation	1,726	3,083	2,919	2,757	10,485
Adjusted EBITDA	$ 17,769	$ 21,904	$ 19,294	$ 19,401	$ 78,368
Adjusted EBITDA Margin	14.9%	17.8%	17.5%	15.9%	16.5%

Footnotes:
[1]Impact of taxes from Non-GAAP adjustments, uses adjusted tax rate of 14%
Figures may not sum due to rounding

4

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Axcelis Technologies Inc.
Schedule Reconciling Selected Non-GAAP Financial Measures – **Fiscal Year 2021**
(in thousands, except per share amounts)

	Q1'21	Q2'21	Q3'21	Q4'21	FY 2021
Revenue	$ 132,776	$ 147,274	$ 176,694	$ 205,684	$ 662,428
Gross Profit	$ 56,435	$ 64,014	$ 76,512	$ 89,484	$ 286,445
Stock-based compensation	279	253	194	229	956
Non-GAAP Gross Profit	$ 56,714	$ 64,267	$ 76,706	$ 89,713	$ 287,401
Non-GAAP Gross Margin	42.7%	43.6%	43.4%	43.6%	43.4%
Operating Expense	$ 36,085	$ 40,017	$ 40,118	$ 42,900	$ 159,120
Stock-based compensation	(2,127)	(3,125)	(2,990)	(2,869)	(11,111)
Non-GAAP Operating Expense	$ 33,958	$ 36,892	$ 37,128	$ 40,031	$ 148,009
Operating Income	$ 20,350	$ 23,997	$ 36,394	$ 46,584	$ 127,325
Stock-based compensation	2,406	3,378	3,185	3,098	12,067
Non-GAAP Operating Income	$ 22,756	$ 27,375	$ 39,579	$ 49,682	$ 139,392
Non-GAAP Operating Margin	17.1%	18.6%	22.4%	24.2%	21.0%
Income tax provision	$ 1,721	$ 3,843	$ 6,698	$ 9,517	$ 21,778
Tax impact of non-GAAP adjustments[1]	337	473	446	434	1,689
Non-GAAP Income tax provision	$ 2,057	$ 4,316	$ 7,144	$ 9,951	$ 23,468
Net Income	$ 16,480	$ 18,906	$ 27,515	$ 35,749	$ 98,650
Stock-based compensation	2,406	3,378	3,185	3,098	12,067
Tax impact of non-GAAP adjustments[1]	(337)	(473)	(446)	(434)	(1,689)
Non-GAAP Net Income	$ 18,549	$ 21,811	$ 30,254	$ 38,413	$ 109,027
Diluted earnings per share	$ 0.48	$ 0.55	$ 0.81	$ 1.05	$ 2.88
Stock-based compensation	0.07	0.10	0.09	0.09	0.35
Tax impact of non-GAAP adjustments[1]	(0.01)	(0.01)	(0.01)	(0.01)	(0.05)
Non-GAAP diluted earnings per share	$ 0.54	$ 0.64	$ 0.89	$ 1.13	$ 3.18
Basic Share O/S	33,715	33,677	33,537	33,295	33,555
Diluted Shares O/S	34,643	34,311	34,089	34,011	34,268

Adjusted EBITDA Reconciliation	Q1'21	Q2'21	Q3'21	Q4'21	FY 2021
Net income	$ 16,480	$ 18,906	$ 27,515	$ 35,749	$ 98,650
Other (income)/expense	2,149	1,250	2,180	1,318	6,896
Income tax provision	1,721	3,843	6,698	9,517	21,778
Depreciation & amortization	2,621	2,667	2,632	2,801	10,721
Subtotal	$ 22,970	$ 26,665	$ 39,025	$ 49,386	$ 138,045
Stock-based compensation	2,406	3,378	3,185	3,098	12,067
Adjusted EBITDA	$ 25,376	$ 30,043	$ 42,210	$ 52,484	$ 150,112
Adjusted EBITDA Margin	19.1%	20.4%	23.9%	25.5%	22.7%

Footnotes:

[1]Impact of taxes from Non-GAAP adjustments, uses adjusted tax rate of 14%

Figures may not sum due to rounding

5

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Axcelis Technologies Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures – **Fiscal Year 2022**

(in thousands, except per share amounts)

	Q1'22	Q2'22	Q3'22	Q4'22	FY 2022
Revenue	$ 203,595	$ 221,177	$ 229,175	$ 266,051	$ 919,998
Gross Profit	$ 89,766	$ 99,181	$ 103,321	$ 109,521	$ 401,790
Stock-based compensation	207	318	225	269	1,019
Non-GAAP Gross Profit	$ 89,973	$ 99,499	$ 103,546	$ 109,790	$ 402,809
Non-GAAP Gross Margin	44.2%	45.0%	45.2%	41.3%	43.8%
Operating Expense	$ 40,843	$ 45,035	$ 50,119	$ 53,432	$ 189,429
Stock-based compensation	(2,493)	(3,208)	(3,337)	(3,386)	(12,425)
Non-GAAP Operating Expense	$ 38,350	$ 41,827	$ 46,782	$ 50,046	$ 177,004
Operating Income	$ 48,923	$ 54,145	$ 53,202	$ 56,089	$ 212,361
Stock-based compensation	2,701	3,526	3,562	3,655	13,444
Non-GAAP Operating Income	$ 51,624	$ 57,671	$ 56,764	$ 59,744	$ 225,805
Non-GAAP Operating Margin	25.4%	26.1%	24.8%	22.5%	24.5%
Income tax provision	$ 4,269	$ 4,007	$ 4,726	$ 8,804	$ 21,806
Tax impact of non-GAAP adjustmets[1]	378	494	499	512	1,882
Non-GAAP Income tax provision	$ 4,647	$ 4,501	$ 5,225	$ 9,316	$ 23,688
Net Income	$ 41,614	$ 44,189	$ 40,283	$ 56,992	$ 183,079
Stock-based compensation	2,701	3,526	3,562	3,655	13,444
Tax impact of non-GAAP adjustments[1]	(378)	(494)	(499)	(512)	(1,882)
Non-GAAP Net Income	$ 43,937	$ 47,221	$ 43,347	$ 60,136	$ 194,641
Diluted earnings per share	$ 1.22	$ 1.32	$ 1.21	$ 1.71	$ 5.46
Stock-based compensation	0.08	0.11	0.11	0.11	0.40
Tax impact of non-GAAP adjustments[1]	(0.01)	(0.01)	(0.01)	(0.02)	(0.06)
Non-GAAP diluted earnings per share	$ 1.29	$ 1.41	$ 1.30	$ 1.81	$ 5.80
Basic Share O/S	33,245	33,096	33,011	32,823	33,043
Diluted Shares O/S	33,974	33,562	33,389	33,262	33,542

Adjusted EBITDA Reconciliation	Q1'22	Q2'22	Q3'22	Q4'22	FY 2022
Net income	$ 41,614	$ 44,189	$ 40,283	$ 56,992	$ 183,079
Other (income)/expense	3,040	5,949	8,193	(9,707)	7,475
Income tax provision	4,269	4,007	4,726	8,804	21,806
Depreciation & amortization	2,824	2,851	2,866	2,965	11,506
Subtotal	$ 51,747	$ 56,996	$ 56,068	$ 59,054	$ 223,865
Stock-based compensation	2,701	3,526	3,562	3,655	13,444
Adjusted EBITDA	$ 54,448	$ 60,522	$ 59,630	$ 62,710	$ 237,310
Adjusted EBITDA Margin	26.7%	27.4%	26.0%	23.6%	25.8%

Footnotes:

[1]Impact of taxes from Non-GAAP adjustments, uses adjusted tax rate of 14%

Figures may not sum due to rounding

6

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Axcelis Technologies Inc.
Schedule Reconciling Selected Non-GAAP Financial Measures – **Fiscal Year 2023**
(in thousands, except per share amounts)

	Q1'23	Q2'23	Q3'23	Q4'23	FY 2023
Revenue	$ 254,020	$ 273,970	$ 292,326	$ 310,288	$ 1,130,604
Gross Profit	$ 104,019	$ 119,703	$ 129,684	$ 137,896	$ 491,301
Stock-based compensation	215	396	308	337	1,255
Non-GAAP Gross Profit	$ 104,233	$ 120,099	$ 129,992	$ 138,233	$ 492,556
Non-GAAP Gross Margin	41.0%	43.8%	44.5%	44.5%	43.6%
Operating Expense	$ 52,662	$ 55,995	$ 58,004	$ 58,845	$ 225,506
Bad debt expense	-	-	(653)	(464)	(1,117)
Stock-based compensation	(2,989)	(4,348)	(4,773)	(4,904)	(17,014)
Non-GAAP Operating Expense	$ 49,673	$ 51,647	$ 52,577	$ 53,478	$ 207,375
Operating Income	$ 51,357	$ 63,708	$ 71,680	$ 79,051	$ 265,795
Bad debt expense	-	-	653	464	1,117
Stock-based compensation	3,203	4,744	5,081	5,240	18,269
Non-GAAP Operating Income	$ 54,560	$ 68,452	$ 77,415	$ 84,755	$ 285,181
Non-GAAP Operating Margin	21.5%	25.0%	26.5%	27.3%	25.2%
Income tax provision	$ 5,205	$ 3,037	$ 7,744	$ 16,350	$ 32,336
Tax impact of non-GAAP adjustments[1]	448	664	803	799	2,714
Non-GAAP Income tax provision	$ 5,653	$ 3,701	$ 8,547	$ 17,149	$ 35,050
Net Income	$ 47,697	$ 61,579	$ 65,931	$ 71,056	$ 246,263
Bad debt expense	-	-	653	464	1,117
Stock-based compensation	3,203	4,744	5,081	5,240	18,269
Tax impact of non-GAAP adjustments[1]	(448)	(664)	(803)	(799)	(2,714)
Non-GAAP Net Income	$ 50,452	$ 65,659	$ 70,863	$ 75,961	$ 262,935
Diluted earnings per share	$ 1.43	$ 1.86	$ 1.99	$ 2.15	$ 7.43
Bad debt expense	-	-	0.02	0.01	0.03
Stock-based compensation	0.10	0.14	0.15	0.16	0.55
Tax impact of non-GAAP adjustments[1]	(0.01)	(0.02)	(0.02)	(0.02)	(0.08)
Non-GAAP diluted earnings per share	$ 1.52	$ 1.98	$ 2.14	$ 2.30	$ 7.93
Basic Share O/S	32,744	32,775	32,807	32,708	32,758
Diluted Shares O/S	33,293	33,189	33,159	33,031	33,165

Adjusted EBITDA Reconciliation	Q1'23	Q2'23	Q3'23	Q4'23	FY 2023
Net income	$ 47,697	$ 61,579	$ 65,931	$ 71,056	$ 246,263
Other (income)/expense	(1,545)	(908)	(1,995)	(8,355)	(12,803)
Income tax provision	5,205	3,037	7,744	16,350	32,336
Depreciation & amortization	3,077	3,164	3,211	3,552	13,004
Subtotal	$ 54,434	$ 66,872	$ 74,891	$ 82,603	$ 278,800
Bad debt expense	-	-	653	464	1,117
Stock-based compensation	3,203	4,744	5,081	5,240	18,269
Adjusted EBITDA	$ 57,637	$ 71,616	$ 80,626	$ 88,307	$ 298,187
Adjusted EBITDA Margin	22.7%	26.1%	27.6%	28.5%	26.4%

Footnotes:
[1]Impact of taxes from Non-GAAP adjustments, uses adjusted tax rate of 14%
Figures may not sum due to rounding

7

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Axcelis Technologies Inc.
Schedule Reconciling Selected Non-GAAP Financial Measures – **Fiscal Year 2024**
(in thousands, except per share amounts)

	Q1'24	Q2'24	Q3'24	Q4'24	FY 2024
Revenue	$ 252,372	$ 256,512	$ 256,564	$ 252,417	$ 1,017,865
Gross Profit	$ 116,051	$ 112,409	$ 109,970	$ 116,223	$ 454,654
Restructuring[1]	-	876	-	256	1,133
Stock-based compensation	290	462	354	399	1,505
Non-GAAP Gross Profit	$ 116,341	$ 113,747	$ 110,324	$ 116,879	$ 457,291
Non-GAAP Gross Margin	46.1%	44.3%	43.0%	46.3%	44.9%
Operating Expense	$ 59,512	$ 59,599	$ 63,057	$ 61,692	$ 243,860
Bad debt expense	458	-	(3,445)	-	(2,986)
Restructuring[1]	-	(552)	-	(862)	(1,414)
Stock-based compensation	(4,401)	(5,008)	(5,057)	(4,980)	(19,446)
Non-GAAP Operating Expense	$ 55,570	$ 54,039	$ 54,555	$ 55,850	$ 220,014
Operating Income	$ 56,539	$ 52,810	$ 46,913	$ 54,531	$ 210,794
Bad debt expense	(458)	-	3,445	-	2,986
Restructuring[1]	-	1,429	-	1,118	2,547
Stock-based compensation	4,690	5,469	5,411	5,380	20,951
Non-GAAP Operating Income	$ 60,771	$ 59,708	$ 55,769	$ 61,029	$ 237,278
Non-GAAP Operating Margin	24.1%	23.3%	21.7%	24.2%	23.3%
Income tax provision	$ 7,404	$ 6,399	$ 6,789	$ 8,689	$ 29,282
Tax impact of non-GAAP adjustments[2]	593	966	1,240	910	3,708
Non-GAAP Income tax provision	$ 7,997	$ 7,365	$ 8,029	$ 9,599	$ 32,990
Net Income	$ 51,595	$ 50,866	$ 48,576	$ 49,956	$ 200,992
Bad debt expense	(458)	-	3,445	-	2,986
Restructuring[1]	-	1,429	-	1,118	2,547
Stock-based compensation	4,690	5,469	5,411	5,380	20,951
Tax impact of non-GAAP adjustments[2]	(593)	(966)	(1,240)	(910)	(3,708)
Non-GAAP Net Income	$ 55,234	$ 56,798	$ 56,192	$ 55,544	$ 223,768
Diluted earnings per share	$ 1.57	$ 1.55	$ 1.49	$ 1.54	$ 6.15
Bad debt expense	(0.01)	-	0.11	-	0.09
Restructuring[1]	-	0.04	-	0.03	0.08
Stock-based compensation	0.14	0.17	0.17	0.17	0.64
Tax impact of non-GAAP adjustments[2]	(0.02)	(0.03)	(0.04)	(0.03)	(0.11)
Non-GAAP diluted earnings per share	$ 1.68	$ 1.73	$ 1.72	$ 1.71	$ 6.84
Basic Share O/S	32,638	32,598	32,550	32,424	32,552
Diluted Shares O/S	32,926	32,771	32,675	32,514	32,704

Adjusted EBITDA Reconciliation	Q1'24	Q2'24	Q3'24	Q4'24	FY 2024
Net income	$ 51,595	$ 50,866	$ 48,576	$ 49,956	$ 200,992
Other (income)/expense	(2,460)	(4,455)	(8,452)	(4,114)	(19,480)
Income tax provision	7,404	6,399	6,789	8,689	29,282
Depreciation & amortization	3,750	3,837	3,877	4,250	15,713
Subtotal	$ 60,289	$ 56,646	$ 50,790	$ 58,781	$ 226,506
Bad debt expense	(458)	-	3,445	-	2,986
Restructuring[1]	-	1,429	-	1,118	2,547
Stock-based compensation	4,690	5,469	5,411	5,380	20,951
Adjusted EBITDA	$ 64,521	$ 63,545	$ 59,646	$ 65,279	$ 252,991
Adjusted EBITDA Margin	25.6%	24.8%	23.2%	25.9%	24.9%

Footnotes:

[1]Restructuring and other costs primarily related to early retirement programs and severance costs, due to global cost-saving initiatives

[2]Impact of taxes from Non-GAAP adjustments, uses adjusted tax rate of 14%

Figures may not sum due to rounding

8

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